Exhibit 10.3

Execution Version

AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

THIS AMENDMENT TO REGISTRATION RIGHTS AGREEMENT (this “Amendment”) is made and entered into as of October 26, 2023, and shall be effective as of the closing of the transactions contemplated by the BCA (as defined below) (the “Closing”), by and among (i) Worldwide Webb Acquisition Corp., a Cayman Islands exempted company (the “Company”), (ii) Worldwide Webb Acquisition Sponsor, LLC, a Cayman Islands limited liability company (the “Sponsor”), and (iii) the other undersigned persons (each such other undersigned person and any person or entity who becomes a party to the Registration Rights Agreement (as defined below) pursuant to Section 5.2 of the Registration Rights Agreement, together with the Sponsor, are collectively referred to as the “Holders” and each a “Holder”). Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Registration Rights Agreement.

RECITALS

WHEREAS, the Company and each of the Holders are parties to that certain Registration Rights Agreement, dated as of October 19, 2021 (the “Registration Rights Agreement”), pursuant to which, the Company agreed with the Sponsor and each of the Holders, among other matters, to certain registration rights with respect to the Registrable Securities;

WHEREAS, on March 11, 2023, the Company entered into that certain Business Combination Agreement with Aark Singapore Pte. Ltd, a Singapore private company limited by shares, and certain other entities (as amended prior to the date hereof and as may be further amended, the “BCA”);

WHEREAS, the parties hereto desire to amend the Registration Rights Agreement as provided herein; and

WHEREAS, pursuant to Section 5.5 of the Registration Rights Agreement, upon the written consent of the Company and the Holders of at least a majority in interest of the Registrable Securities at the time in question, compliance with any of the provisions, covenants and conditions set forth in the Registration Rights Agreement may be waived, or any of such provisions, covenants or conditions may be amended or modified.

NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.	Amendments to the Registration Rights Agreement. The parties hereby agree to amend and restate the below definition included under Section 1.1 of the Registration Rights Agreement:

“Founder Shares Lock-up Period” shall mean, with respect to the Subject Founder Shares (as defined in the Insider Letter, as amended prior to the date hereof and as may be further amended), the period ending on the earlier of (A) 150 days after the completion of the Company’s initial Business Combination and (B) subsequent to the completion of the Company’s initial Business Combination, the date on which the Company completes a liquidation, merger, amalgamation, share exchange, reorganization or other similar transaction that results in all of the Company’s shareholders having the right to exchange their Ordinary Shares for cash, securities or other property.

2.

Effectiveness. Notwithstanding anything to the contrary contained herein, this Amendment shall become effective upon the Closing. In the event that the BCA is terminated in accordance with its terms prior to the Closing, this Amendment and all rights and obligations of the parties hereunder shall automatically terminate and be of no further force or effect.

3.

Miscellaneous. Except as expressly provided in this Amendment, all of the terms and provisions in the Registration Rights Agreement are and shall remain in full force and effect, on the terms and subject to the conditions set forth therein. This Amendment does not constitute, directly or by implication, an amendment or waiver of any provision of the Registration Rights Agreement, or any other right, remedy, power or privilege of any party thereto, except as expressly set forth herein. Any reference to the “Agreement” in the Registration Rights Agreement or any other agreement, document, instrument or certificate entered into or issued in connection therewith shall hereinafter mean the Registration Rights Agreement, as amended by this Amendment (or as the Registration Rights Agreement may be further amended or modified in accordance with the terms thereof and hereof). The terms of this Amendment shall be governed by, enforced and construed and interpreted in a manner consistent with the provisions of the Registration Rights Agreement.

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IN WITNESS WHEREOF, each party hereto has signed or has caused to be signed by its officer thereunto duly authorized this Amendment to Registration Rights Agreement as of the date first above written.

COMPANY:

WORLDWIDE WEBB ACQUISITION CORP. A Cayman Islands exempted company

By:	/s/ Daniel S. Webb
Name:	Daniel S. Webb
Title:	Chief Executive Officer, Chief Financial Officer and Director

HOLDER:

WORLDWIDE WEBB ACQUISITION SPONSOR, LLC A Cayman Islands limited liability company

By:	/s/ Daniel S. Webb
Name:	Daniel S. Webb
Title:	Managing Member

Signature Page to Amendment to Registration Rights Agreement

By:	/s/ Lynne M. Laube
Name:	Lynne M. Laube

Signature Page to Amendment to Registration Rights Agreement

By:	/s/ Tanner Ainge
Name:	Tanner Ainge

Signature Page to Amendment to Registration Rights Agreement

By:	/s/ Dave Crowder
Name:	Dave Crowder

Signature Page to Amendment to Registration Rights Agreement

By:	/s/ Davis Smith
Name:	Davis Smith

Signature Page to Amendment to Registration Rights Agreement

By:	/s/ Terry Pearce
Name:	Terry Pearce

Signature Page to Amendment to Registration Rights Agreement

By:	/s/ Tony Pearce
Name:	Tony Pearce

Signature Page to Amendment to Registration Rights Agreement